                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                      January 23, 1996 (January 23, 1996)
--------------------------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                         Susquehanna Bancshares, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-10674                23-2201716
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    (State or other jurisdiction     (Commission            (IRS Employer
  of incorporation or organization)  File Number)              ID No.)



  26 North Cedar Street
  Lititz, Pennsylvania                                     17543
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  (Address of principal executive offices)                 (Zip Code)



                                (717) 626-4721
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             (Registrant's telephone number, including area code)



                                Not Applicable
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events.

        Attached hereto as Appendix A is the registrant's press release dated January 23, 1996, which press release (among other things) announces the registrant's results of operations for the quarter and year ended December 31, 1995.

                                   SIGNATURES
                                   ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SUSQUEHANNA BANCSHARES, INC

                                                  By: \s\ Richard M. Cloney
                                                      --------------------------
                                                      Richard M. Cloney
                                                      Vice President and
                                                      Secretary and duly
                                                      authorized signatory


Date: January 23, 1996

                                                                      APPENDIX A
                                                                      ----------
                         SUSQUEHANNA BANCSHARES, INC.
                     26 North Cedar Street, P.O. Box 1000
                             Lititz, PA 17543-7000
                                 (717)626-4721
FOR IMMEDIATE RELEASE:                                    Date: January 23, 1996
Lititz, Pennsylvania

                         SUSQUEHANNA BANCSHARES, INC.
                            FOURTH QUARTER EARNINGS

     Susquehanna Bancshares, Inc. ("Susquehanna") has reported earnings for the fourth quarter and for the year ended December 31, 1995.
     For the year ended December 31, 1995, net income of $26,017,000, a new record, was 17.7% above the $22,096,000 earned in 1994. Contributing to this strong earnings performance was a $13.1 million increase in net interest income resulting from a 15.9% growth in assets which included $257 million acquired through the Reisterstown Holdings, Inc. acquisition in April 1995 which was accounted for as a purchase.
     Net income earned in the fourth quarter of 1995 of $7,149,000 was $1,454,000 above the $5,695,000 earned in the comparable quarter of 1994. The addition of the Reisterstown earnings included in the fourth quarter of 1995 and the reduction in the FDIC premium were major reasons for the record fourth quarter results.
     Earnings per common share were $2.23 in 1995 compared to $1.90 in 1994.
For the fourth quarter of 1995 per share earnings were $.61 compared to $.49 in the fourth quarter of 1994.
     Total assets at December 31, 1995, were $2.586 billion compared to $2.231 billion at December 31, 1994. Loans totaled $1.713 billion compared to $1.466 billion and deposits were $2.116 billion up from $1.866 billion at December 31, 1994. Equity capital was $273 million at December 31, 1995, or $21.11 per share compared to $217 million, or $18.66 per share at December 31, 1994.

     On January 17, 1996, Susquehanna declared a first quarter dividend of $0.29 per share on the common stock, payable February 20, 1996, to shareholders of record January 30, 1996. This is 2 cents per share, or 7.4%, above the dividend paid in the first quarter of 1995.
      Susquehanna, a multi-bank financial holding company and parent of Citizens National Bank of Southern Pennsylvania, Greencastle, PA; Farmers & Merchants Bank and Trust, Hagerstown, MD; Farmers First Bank, Lititz, PA; First National Trust Bank, Sunbury, PA; Spring Grove National Bank, Spring Grove, PA; Williamsport National Bank, Williamsport, PA; Susque-Bancshares Leasing Co., Inc., Lititz, PA; Susque-Bancshares Life Insurance Company, Lititz, PA; and Susquehanna Bancshares South, Inc., parent of Atlantic Federal Savings Bank, Baltimore, MD; and Reisterstown Federal Savings Bank, Reisterstown, MD, has 99 community banking offices throughout central Pennsylvania and Maryland with combined assets of $2.6 billion. Susquehanna's common stock is listed on the Nasdaq National Market System under the symbol SUSQ.


For Further Information Contact:        Richard M. Cloney
                                        Vice President and Secretary
                                        SUSQUEHANNA BANCSHARES, INC.
                                        Office:  (717) 626-4721

================================================================================
                 SUSQUEHANNA BANCSHARES, INC. AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
================================================================================

                                                Three Months Ended December 31                 Twelve Months Ended December 31
                                          ------------------------------------------     -------------------------------------------
                                                1995        1994*        Change                1995        1994*        Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS AND DIVIDENDS (IN THOUSANDS)
Net interest income                          $28,639     $25,141           14 %            $107,209     $94,145           14 %
Provision for loan and lease losses            1,283         998           29                 4,994       3,987           25
Other income                                   4,338       3,204           35                16,080      15,098            7
Other expense                                 21,362      19,308           11                80,911      72,710           11
Income before extraordinary item               7,149       5,695           26                26,017      22,828           14
Extraordinary item                                 -           -                                  -        (732)
Net income                                     7,149       5,695           26                26,017      22,096           18
Cash dividends declared on common stock        3,376       2,818           20                12,478      11,024           13
====================================================================================================================================

PER SHARE STATISTICS
Earnings per share:
   Before extraordinary item                   $0.61       $0.49           22 %               $2.23       $1.96           14 %
   Net income                                   0.61        0.49           24                  2.23        1.90           17
Cash dividends declared on common stock         0.29        0.27            7                  1.10        1.02            8
Average number of common shares           11,781,942  11,633,918                         11,674,244  11,633,918
====================================================================================================================================

PROFITABILITY RATIOS (BASED ON NET INCOME)
Return on average equity (before extraordinary item)                                          11.29 %     10.51 %          7 %
Return on average equity (after extraordinary item)                                           11.29       10.17           11
Return on average assets (before extraordinary item)                                           1.07        1.08           (1)
Return on average assets (after extraordinary item)                                            1.07        1.04            2
====================================================================================================================================

BALANCES AT DECEMBER 31, (IN THOUSANDS)
Loans and leases net of unearned income                                                  $1,712,951  $1,466,186           17 %
Allowance for loan and lease losses                                                          27,563      23,845           27
Securities                                                                                  610,018     597,996            2
Total assets                                                                              2,586,249   2,231,409           16
Deposits                                                                                  2,116,042   1,866,330           13
Stockholders' equity before SFAS 115                                                        271,041     224,963           20
Total stockholders' equity                                                                  273,399     217,104           26
====================================================================================================================================

PER SHARE COMMON SHARE STATISTICS AT DECEMBER 31
Stockholders' equity before SFAS 115                                                         $20.93      $19.34            8 %
Total stockholders' equity                                                                    21.11       18.66           13
Market Value                                                                                  26.50       22.25
Shares Outstanding                                                                       12,948,677  11,633,918

* Amounts restated to reflect pooling-of-interests of Atlanfed Bancorp, Inc.

================================================================================
                 SUSQUEHANNA BANCSHARES, INC. AND SUBSIDIARIES
                              NASDAQ Symbol: SUSQ
================================================================================

================================================================================
                         SUSQUEHANNA BANCSHARES, INC.
                             FINANCIAL HIGHLIGHTS
================================================================================

                                                December 31,       December 31,
                                                   1995               1994*
--------------------------------------------------------------------------------
RISK ASSETS (IN THOUSANDS)
Nonperforming assets:
  Nonaccrual loans and leases                     $18,734            $17,215
  Restructured accrual loans                        6,703              6,941
  Other real estate owned                           5,344              5,341
                                                  --------------------------
Total nonperforming assets                        $30,781            $29,497
                                                  ==========================
As a percent of period-end loans and leases and
  other real estate owned                            1.79%              2.00%
Loans and leases contractually
 past due 90 days and still accruing              $ 4,820            $14,450

================================================================================

ALLOWANCE FOR LOAN AND LEASE LOSSES
(IN THOUSANDS)                                                  Three Months Ended December 31      Twelve Months Ended December 31
                                                                      1995          1994*                  1995          1994*
-----------------------------------------------------------------------------------------------------------------------------------
Balance - Beginning of period                                        $27,948       $23,114                $23,845       $21,717
   Additions charged to operating expenses                             1,283           998                  4,994         3,987
   Change in fiscal year                                                   -             -                     (8)            -
   Allowance acquired in business combination                              -             -                  3,323             -
                                                                  -----------------------------------------------------------------
                                                                      29,231        24,112                 32,154        25,704
                                                                  =================================================================
   Charge-offs                                                        (1,952)         (565)                (5,646)       (2,952)
   Recoveries                                                            284           298                  1,055         1,093
                                                                  =================================================================
       Net charge-offs                                                (1,668)         (267)                (4,591)       (1,859)
                                                                  -----------------------------------------------------------------
Balance - Period end                                                 $27,563       $23,845                $27,563       $23,845
                                                                  =================================================================
Net charge-offs as a % of average
 loans and leases (annualized)                                          0.39%         0.07%                  0.28%         0.13%
Allowance as % of period-end loans and leases                           1.61%         1.63%                  1.61%         1.63%
Average loans and leases                                          $1,700,594    $1,446,646             $1,636,481    $1,382,111
Period-end loans and leases                                        1,712,951     1,466,186              1,712,951     1,466,166

*Amounts restated to reflect pooling-of-interests of Atlanfed Bancorp, Inc.

================================================================================
                         SUSQUEHANNA BANCSHARES, INC.
                              NASDAQ Symbol: SUSQ
================================================================================